UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 29, 2006

Wachovia Corporation

(Exact Name of Registrant as Specified in Its Charter)

North Carolina

(State or Other Jurisdiction of Incorporation)

1-10000	56-0898180
(Commission File Number)	(IRS Employer Identification No.)

One Wachovia Center Charlotte, North Carolina	28288-0013
(Address of Principal Executive Offices)	(Zip Code)

(704) 374-6565

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 29, 2006, Wachovia Corporation (“Wachovia”) issued £700,000,000 4.875% Subordinated Notes due November 29, 2035 under its U.S.$20,000,000,000 Euro Medium Term Note Programme, commenced as of July 21, 2006 (the “EMTN Programme”). The EMTN Programme provides for Wachovia and Wachovia Bank, National Association (“WBNA”) to issue, from time to time, senior or subordinated debt securities. Debt securities issued by Wachovia under the EMTN Programme (i) are issued pursuant to Regulation S under the Securities Act of 1933, as amended, (ii) are not registered under the Securities Act, (iii) may not be offered or sold in the United States or to a U.S. person without registration under, or an applicable exemption from the registration requirements of, the Securities Act, and (iv) are to be issued in amounts not exceeding U.S.$20 billion, as adjusted for the applicable currency in which the applicable security is denominated. Attached as Exhibit (99)(a) are final terms for the £700,000,000 4.875% Subordinated Notes due November 29, 2035 which is incorporated by reference into this Item 8.01. Following the debt securities issuances referred to herein, Wachovia and WBNA have available for issuance approximately U.S.$10.2 billion under the EMTN Programme.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

(99)(a)	Final terms for Wachovia’s £700,000,000 4.875% Subordinated Notes due November 29, 2035.

(99)(b)	Programme Agreement, dated as of July 21, 2006, by and among Wachovia, WBNA, and the dealers referenced therein. (Incorporated by reference to Exhibit (99)(a) to Wachovia’s Current Report on Form 8-K filed August 2, 2006.)

(99)(c)	Agency Agreement, dated as of July 21, 2006, by and among Wachovia, WBNA, Citibank, N.A., as Issuing and Principal Paying Agent, and Citigroup Global Markets Deutschland AG & Co KGaA, as Registrar, Transfer Agent and Paying Agent, including the form of global permanent note and form of global temporary note. (Incorporated by reference to Exhibit (99)(b) to Wachovia’s Current Report on Form 8-K filed August 2, 2006.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WACHOVIA CORPORATION

Date: November 29, 2006	By:	/s/ Thomas J. Wurtz
	Name:	Thomas J. Wurtz
	Title:	Senior Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

(99)(a)	Final terms for Wachovia’s £700,000,000 4.875% Subordinated Notes due November 29, 2035.

(99)(b)	Programme Agreement, dated as of July 21, 2006, by and among Wachovia, WBNA, and the dealers referenced therein. (Incorporated by reference to Exhibit (99)(a) to Wachovia’s Current Report on Form 8-K filed August 2, 2006.)

(99)(c)	Agency Agreement, dated as of July 21, 2006, by and among Wachovia, WBNA, Citibank, N.A., as Issuing and Principal Paying Agent, and Citigroup Global Markets Deutschland AG & Co KGaA, as Registrar, Transfer Agent and Paying Agent, including the form of global permanent note and form of global temporary note. (Incorporated by reference to Exhibit (99)(b) to Wachovia’s Current Report on Form 8-K filed August 2, 2006.)